UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 8, 2018

Luxxo, Inc., Formerly Known as “Global Bridge Capital, Inc.”

(Name of Small Business Issuer in its charter)

Delaware	333-215528	38-4015038
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

D-09-05 Menara Suezcap 1, KL Gateway,

No. 2 Jalan Kerinchi, Gerbang Kerinchi Lestari,

59200 Kuala Lumpur, Malaysia

(Address of Principal Executive Offices)

Telephone: +603-86053699

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment is being filed to amend misspellings of names found in the Form 8-K filed on October 29, 2018. This 8-K/A should be read as of the date of the original 8-K filing on October 29, 2018.

Note: “We,” the “Company,” and “Our” refers to Global Bridge Capital, Inc., now known as Luxxo, Inc.

Item 3.02 Unregistered Sales of Equity Securities.

On October 21, 2018, Phang Kuang Yoang, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Benny Lee Joo Chai. Pursuant to this agreement Phang Kuang Yoang transferred 1,250,000 shares of our common stock to Benny Lee Joo Chai in consideration of $125.00.

On October 21, 2018, Dennis Patrick McMahon, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Benny Lee Joo Chai. Pursuant to this agreement Dennis Patrick McMahon transferred 100,000 shares of our common stock to Benny Lee Joo Chai in consideration of $10.00.

On October 21, 2018, Jeremy Mah Waye Shawn, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Benny Lee Joo Chai. Pursuant to this agreement Jeremy Mah Waye Shawn transferred 3,750,000 shares of our common stock to Benny Lee Joo Chai in consideration of $375.00.

On October 21, 2018, Goh Hock Seng, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Benny Lee Joo Chai. Pursuant to this agreement Goh Hock Seng, transferred 5,000,000 shares of our common stock to Benny Lee Joo Chai in consideration of $500.00.

On October 21, 2018, Tan Yu Chai, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Benny Lee Joo Chai. Pursuant to this agreement Tan Yu Chai, transferred 5,000,000 shares of our common stock to Benny Lee Joo Chai in consideration of $500.00.

On October 22, 2018, Benny Lee Joo Chai, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Ch’ng Wee Ling. Pursuant to this agreement Benny Lee Joo Chai, transferred 4,025,000 shares of our common stock to Ch’ng Wee Ling in consideration of $402.50.

On October 22, 2018, Benny Lee Joo Chai, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Lim Wei Foon. Pursuant to this agreement Benny Lee Joo Chai, transferred 4,025,000 shares of our common stock to Lim Wei Foon in consideration of $402.50.

On October 22, 2018, Benny Lee Joo Chai, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Ee Ewe Chuan. Pursuant to this agreement Benny Lee Joo Chai, transferred 4,025,000 shares of our common stock to Ee Ewe Chuan in consideration of $402.50.

On October 22, 2018, Benny Lee Joo Chai, a shareholder of Global Bridge Capital, entered into a Share Purchase Agreement with Tan Boon Yew. Pursuant to this agreement Benny Lee Joo Chai, transferred 4,025,000 shares of our common stock to Tan Boon Yew in consideration of $402.50.

The aforementioned sale(s) of shares were exempt from registration in accordance with Regulation S of the Securities Act of 1933, as amended ("Regulation S") because the above sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 5.01 Change in Control of Registrant.

For additional information please refer to the above section titled, “Item 3.02 Unregistered Sales of Equity Securities.”

As of the date of this Form 8-K the Company’s share structure is as follows:

Name and address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares of Preferred Stock	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned
Ch’ng Wee Ling	4,025,000	25%	none	n/a	25%
Lim Wei Foon	4,025,000	25%	none	n/a	25%
Ee Ewe Chuan	4,025,000	25%	none	n/a	25%
Tan Boon Yew	4,025,000	25%	none	n/a	25%

Mailing address of the above parties is D-09-05 Menara Suezcap 1, KL Gateway, No. 2 Jalan Kerinchi, Gerbang Kerinchi Lestari, 59200 Kuala Lumpur, Malaysia.

The Company currently has, as of the date of this report, 16,100,000 shares of common stock issued and outstanding.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On October 21, 2018, Mr. Tan Yu Chai resigned as Director; such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 21, 2018, Mr. Phang Kuang Yoang resigned as Director; such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 23, 2018, the board voted in favor of removing Tan Yu Chai from his position with the Company as Chief Executive Officer, and Phang Kuang Yoang from his position as Chief Financial and Accounting Officer; such removals from office are to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The removals from office were not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 23, 2018, Mr. Goh Hock Seng resigned as President and and Director; such resignations are to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignations were not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 23, 2018, Mr. Jeremy Mah Waye Shawn resigned as Chief Investment Officer and Director; such resignations are to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignations were not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 23, 2018, Ch'ng Wee Ling, Lim Wei Foon, Ee Ewe Chuan and Tan Boon Yew were appointed Directors of the Company; such action is to be effective after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On October 23, 2018, Ch'ng Wee Ling was appointed President of the Company; such action is to be effective after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On October 23, 2018, Lim Wei Foon was appointed Chief Financial Officer and Chief Accounting Officer of the Company; such action is to be effective after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On October 23, 2018, Ee Ewe Chuan was appointed Chief Executive Officer of the Company; such action is to be effective after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On October 23, 2018, Tan Boon Yew was appointed Chief Marketing Officer of the Company; such action is to be effective after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Biographical Information

Mr. Ch’ng Wee Ling, age 50, is the founder, and has served as the director of, Global Link Industries Sdn Bhd and Global Link Cellular Accessories Sdn Bhd from 2010 to 2018. The companies are involved in the manufacturing, distribution and retail for mobile phone accessories products.  Mr. Ch'ng Wee Ling recently resigned from his positions and is currently serving as an advisor to both companies.

Ms. Lim Wei Foon, age 43, served as a Senior Accounts, Audit and Tax Co-Ordinator at S.Y. Choong & Co, an accounting firm from 1996 to 2001.  In 2002, Ms. Lim was an executive at Citibank. From 2006 to 2008 she served as a marketing manager at LYM Packaging. From 2004 to 2007 Ms. Lim was the owner and director of Juvenile Book Store.

Mr. Ee Ewe Chuan, age 50, has served as the founder and director Hydroflex Engineering Sdn Bhd, a hose supply and trading company, from 1990 to present, Hydroware (M) Sdn Bhd, a metals and chemicals supply company from 1993 to present, and AE Commercial Trading, an import and export of marine food products company from 1994 to present.

Mr. Tan Boon Yew, age 55, is the founder of Osmonics Sdn Bhd, an OEM and branded water filter supplier company in Malaysia, a company he established in 2000.

Item 5.03 Amendments to Articles of Incorporation

On October 24, 2018, the Company’s Board of Directors approved to change the name of the Company from “Global Bridge Capital, Inc.” to “Luxxo, Inc.” The name change was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

On October 24, 2018, we filed a Certificate of Amendment with the Delaware Secretary of State. The effective date of the name change shall be upon the acceptance of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits

A. Exhibits

NUMBER	EXHIBIT
3.1	Certificate of Amendment
10.1	Stock Purchase Agreements by and between Phang Kuang Yoang, Dennis Patrick McMahon, Jeremy Mah Waye Shawn, Goh Hock Seng, Tan Yu Chai and Benny Lee Joo Chai.
10.2	Stock Purchase Agreements by and between Ch'ng Wee Ling, Lim Wei Foon, Ee Ewe Chaun Tan Boon Yew and Benny Lee Joo Chai

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Bridge Capital, Inc.

Dated: November 8, 2018

By: /s/ Goh Hock Seng
Name: Goh Hock Seng

Title: President and Director